AMENDMENT TO ASSET PURCHASE AGREEMENT
                      -------------------------------------

     THIS AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") dated July ___, 2004, by and between Second Stage Ventures, Inc., a Nevada corporation ("Purchaser"), on the one hand, and Encapsulation Systems, Inc., a Pennsylvania corporation ("ESI"), as of February 12, 2004, an involuntary debtor under Chapter 7 of the United States Bankruptcy Code, Case No. 04-12089 (the "Case"), pending in the United Stales Bankruptcy Court for the Eastern District of Pennsylvania ("Bankruptcy Court"), and Echo RX, Inc., a Delaware corporation and wholly owned subsidiary of ESI ("Echo" and collectively with ESI, the "Company").

                                   BACKGROUND
                                   ----------

     WHEREAS, the Company and Purchaser are parties to a certain Asset Purchase Agreement (the "Agreement"), pursuant to which, among other things, the Company agreed to sell to Purchaser certain assets more full described in the Agreement. Capitalized terms that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

     WHEREAS, at a hearing on July 12, 2004 (the "Sale Hearing"), the Bankruptcy Court approved ESI's request for authority to enter in the transactions contemplated by the Agreement.

     WHEREAS, subsequent to the Sale Hearing, the Company and Purchaser agreed to clarify certain understandings reached between the parties, pursuant to the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.     AMENDMENTS TO AGREEMENT.
            -----------------------

     a. The introductory paragraph of the Agreement is hereby amended to clarify that Echo is a Delaware corporation, not a Pennsylvania corporation.

     b. The Agreement as a whole is amended to clarify that upon subsequent review by the Company, the Company does not believe that its attempt to assign certain of the Assets to Echo was effective inasmuch as Echo rejected the attempted assignment. To the extent that Echo's rejection of the assignment was ineffective, the Agreement will remain unaffected; otherwise, the Agreement will be amended to clarify that ESI is the sole seller of the Assets, not ESI and Echo.

     c. Paragraph 1.02(c)(ii)(B) of the Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following: "At the conclusion of the thirtieth month after Closing, any Shares held in the Post Approval Escrow shall be released to ESI."

     d.     Paragraph 3.02 of the Agreement is hereby amended by


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     2.     RATIFICATION AND CONFIRMATION. Except as amended and supplemented
            -----------------------------
hereby, all of the terms and provisions of the Agreement shall remain in full force and effect and, except as expressly amended hereby, are hereby ratified and confirmed. The parties hereto hereby ratify and confirm that the Agreement is a valid and binding obligation and enforceable in accordance with its terms. This Amendment does not constitute a novation of the obligations under the Agreement. In the event and to the extent of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment with respect thereto shall govern.

               IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed by their duly authorized officers on the date first above written.


                                 ENCAPSULATION SYSTEMS, INC.


[Seal]                           By:
                                    ------------------------
                                        Title:
Attest:



------------------------
Title:

                                 ECHO RX, INC.


[Seal]                           By:
                                    ------------------------
                                        Title:
Attest:


------------------------
Title:

                                 SECOND STAGE VENTURES, INC.


[Seal]                           By:
                                    ------------------------
                                        Title:
Attest:


------------------------
Title:


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